                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 22, 1998, by and among Infonautics, Inc., a Pennsylvania corporation, with headquarters located at 900 West Valley Road, Suite 400, Wayne, Pennsylvania 19087 ("Company"), and RGC International Investors, LDC (the "Buyer").

         WHEREAS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized a new series of preferred stock, designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), having the rights, preferences and privileges set forth in the Statement With Respect To Shares attached hereto as Exhibit "A" (the "Preferred Stock Statement");

         C. The Preferred Stock is convertible into shares of Class A Common Stock, no par value, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Preferred Stock Statement;

         D. The Company has authorized the issuance to the Buyer of (i) warrants, in the form attached hereto as Exhibits "B-1" and "B-2", to purchase an aggregate of Two Hundred Thousand (200,000) shares of Common Stock (the "Initial Closing Warrants") and (ii) additional warrants to purchase shares of Common Stock in such number as will be determined based upon the amount invested at each Subsequent Closing (as defined herein), in the form attached hereto as Exhibit "C", issuable at such Subsequent Closings (the "Additional Warrants" and, collectively with the Initial Closing Warrants, the "Warrants");

         E. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of up to Five Thousand (5,000) shares of Preferred Stock (the "Preferred Shares"), together with such Warrants as are issuable hereunder, for an aggregate purchase price of up to Five Million Dollars ($5,000,000);

         F. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of Preferred Shares and number of Warrants as is set forth immediately below its name on the signature pages hereto; and

         G. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "D" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

                  1.       PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

                           a. Purchase of Preferred Shares and Warrants. The
Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such number of Preferred Shares, together with such number of Warrants as are issuable hereunder in connection therewith, for the aggregate purchase price (the "Purchase Price") of Five Million Dollars ($5,000,000). The issuance, sale and purchase of the Preferred Shares and Warrants shall take place at one or more closings, the first of which is hereinafter referred to as the "First Closing." Each subsequent closing, if any, is hereinafter referred to as a "Subsequent Closing". The aggregate number of Preferred Shares to be issued at the First Closing is Three Thousand (3,000) and the aggregate number of Initial Closing Warrants to be issued at the First Closing is Two Hundred Thousand (200,000) for an aggregate purchase price of Three Million Dollars ($3,000,000) and the aggregate number of Preferred Shares to be issued at the Subsequent Closings, if any, is up to Two Thousand (2,000) for an aggregate purchase price of Two Million Dollars ($2,000,000). At each Subsequent Closing, if any, the Preferred Shares will be issued with such number of Additional Warrants equal to the amount invested at each Subsequent Closing (but not more than $1,000,000 in the aggregate) divided by the closing bid price of the Common Stock on the trading day immediately preceding such Subsequent Closing. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 6 and 7 below, (i) at the First Closing, the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company 3,000 Preferred Shares and the Initial Closing Warrants for a price equal to $3,000,000 and (ii) at the Subsequent Closings, if any, the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company up to an aggregate of 2,000 Preferred Shares, together with the Additional Warrants issuable hereunder in connection therewith, for an aggregate price up to $2,000,000.

                           b. Form of Payment. On each Closing Date (as defined
below), (i) the Buyer shall pay the Purchase Price for the Preferred Shares and the Warrants to be issued and sold to it at the applicable Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares and Warrants which the Buyer is purchasing and (ii) the Company shall deliver such certificates and Warrants duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

                           c. Closing Dates. Subject to the satisfaction (or
waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the dates and times of the issuance and sale of the Preferred Shares and the Warrants pursuant to this Agreement (each, a "Closing Date") shall be (i) in the case of the First Closing, 12:00 noon Eastern Standard Time on July 22, 1998 or such other mutually agreed upon time and (ii) in the case of a Subsequent Closing, 12:00 noon Eastern Standard Time within five (5) business days following the satisfaction (or waiver) of the conditions to such Subsequent Closing set forth in Sections 6(b) and 7(b) below. Each Closing of the transactions contemplated by this Agreement (each, a "Closing") shall occur on the Closing Date at the offices of the Company, or at such other location as may be agreed to by the parties.

                  2. BUYER'S REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The Buyer represents and warrants to the Company and covenants and agrees solely as to the Buyer that:

                           a. Investment Purpose. As of the date hereof, the
Buyer is purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares") and the Warrants and the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares" and, collectively with the Preferred Shares, Warrants and Conversion Shares the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

                           b. Accredited Investor Status. The Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                           c. Reliance on Exemptions. The Buyer understands that
the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                           d. Information. The Buyer and its advisors, if any,
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. As a result, the Buyer and its advisors, if any, are able to evaluate the merits and risks of purchasing the Preferred Shares and the Warrants in order to make a fully informed decision with respect to such purchase. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in
Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk, and is able to bear the economic risk of such investment. In connection with the investment contemplated by this Agreement, the Buyer has reviewed the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Form 10-K").

                           e. Governmental Review. The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f. Transfer or Resale. The Buyer understands that (i)
except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be sold, transferred or pledged unless (a) subsequently included in an effective registration statement thereunder, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) sold or transferred to on "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) or
(d) sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided, however, that the Buyer hereby covenants and agrees that such pledge shall be in conformity with Rule 144.

                           g. Legends. The Buyer understands that the Preferred
Shares and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

                  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer covenants and agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                           h. Authorization; Enforcement. This Agreement and the
Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect, and subject to general equity principals.

                           i. Legal Power. The Buyer has the requisite
corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if the Buyer is a corporation, partnership, trust, to enter into this Agreement and the Registration Rights Agreement, to purchase the Preferred Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

                           j. Residency. The Buyer is a resident of the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that:

                           a. Organization and Qualification. The Company and
each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, has all requisite corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets or financial condition of the Company or its Subsidiaries, taken as a whole. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, more than 50% of the outstanding equity or other ownership interests in such corporation or other organization, including but not limited to each of the Subsidiaries listed in Exhibit 21 to the Form 10-K.

                           b. Authorization; Enforcement. (i) The Company has
all requisite corporate power and authority to file and perform its obligations under the Preferred Stock Statement and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, except for any shareholder approval that may be required pursuant to applicable rules of The Nasdaq Stock Market, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, except for any shareholder approval that may be required pursuant to applicable rules of The Nasdaq Stock Market, (iii) this Agreement has been duly executed and delivered and the Preferred Stock Statement has been duly filed by the Company, and (iv) each of this Agreement and the Preferred Stock Statement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect, and subject to general equity principals.

                           c. Capitalization. As of June 30, 1998, the
authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock of which 9,520,827 shares are issued and outstanding, 2,600,000 shares are reserved for issuance pursuant to the Company's stock option plans, none of which are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 3,030,646 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); (ii) 100,000 shares of Class B Common Stock, 100,000 of which shares are issued and outstanding; and (iii) 1,250,000 Preferred Shares, none of which shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred Stock) are as stated in the Articles of Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Stock are as stated in the Preferred Stock Statement. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares, the Warrants, the Conversion Shares or Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's President and Chief Executive Officer on behalf of the Company as of each Closing Date.

                           d. Issuance of Shares. The Preferred Shares,
Conversion Shares and Warrant Shares are duly authorized by all requisite corporate action of the Company and, upon issuance in accordance with the terms of this Agreement (including the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the Preferred Stock Statement and the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof) will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. The term Conversion Shares and Warrant Shares includes the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, including without limitation, such additional shares, if any, as are issuable as a result of the events described in Article V, VI.D(b) or Article VI.E of the Preferred Stock Statement and
Section 2(c) of the Registration Rights Agreement. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion or exercise of the Preferred Shares or Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants in accordance with and subject to the terms of this Agreement, the Preferred Stock Statement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

                           e. No Conflicts. The execution, delivery and
performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Preferred Stock Statement and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or
(ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted in violation of any material law, ordinance or regulation of any governmental entity (except for such violations which would not, individually or in the aggregate, have a Material Adverse Effect). Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in material violation of the listing requirements of the Nasdaq National Market ("Nasdaq") and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           f. SEC Documents, Financial Statements. Since
December 31, 1996, the Company has timely filed all reports and all other material required to be filed by it with the SEC pursuant to the reporting requirements under Sections 13, 14 and 15(d) of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, would not have a Material Adverse Effect.

                           g. Absence of Certain Changes. Since December 31,
1997, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries.

                           h. Absence of Litigation. Except as set forth on
Schedule 3(h), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its

Subsidiaries that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           i. Patents, Copyrights, etc. The Company and each of
its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business; there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business; and to the Company's knowledge, the Company's or its Subsidiaries', current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                           j. Tax Status. Except as set forth on Schedule 3(j),
the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except for any returns, reports or declarations as to which the consequences of any failure to file would not have a Material Adverse Effect on the Company, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                           k. Certain Transactions. Except as set forth in the
Company's Proxy Statement for the 1998 Annual Meeting of Shareholders to be held on May 28, 1998 dated April 30, 1998 (the "Proxy Statement") and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           l. Disclosure. All information relating to or
concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company prior to the date hereof but which has not been so publicly announced or disclosed (assuming for this purposes that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                           m. Acknowledgment Regarding Buyer's Purchase of
Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives and on the representations, warranties and covenants of the Buyer.

                           n. No Integrated Offering. Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) which requires stockholder approval under the rules of The Nasdaq Stock Market.

                           o. No Brokers. The Company has taken no action which
would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                           p. Permits; Compliance. The Company and each of its
Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the

Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 1997, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                           q. Environmental Matters. Except as set forth in
Schedule 3(q), there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries, no past or present violations of Environmental Laws (as defined below), or releases of any Hazardous Material (as defined below) into the environment, which are likely to give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state or local laws. Neither the Company nor any of its Subsidiaries has received any notice by governmental authorities with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state or local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                           r. Title to Property. The Company and its
Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect. The Company owns no real property.

                           s. Insurance. The Company and each of its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           t. Internal Accounting Controls. The Company and each
of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management's general or specific authorizations and transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability.

                           u. Foreign Corrupt Practices. Neither the Company,
nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  4.       COVENANTS.

                           a. Best Efforts. The parties shall use their best
efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                           b. Form D; Blue Sky Laws. The Company agrees to file
a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date with respect to the First Closing, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date with respect to the First Closing.

                           c. Reporting Status; Eligibility to Use Form S-3. The
Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

                           d. Use of Proceeds. The Company shall use the
proceeds from the sale of the Preferred Shares and the Warrants for working capital and general corporate purposes.

                           e. Additional Equity Capital; Right of First Refusal.
Subject to the exceptions described below, the Company will not, without the prior written consent of the Buyer, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A) the issuance of Common Stock at a discount to the market price of the Common Stock on the date of issuance, (B) the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock or (C) the issuance of warrants during the period (the "Lock-up Period") within (i) three (3) months from the Closing Date with respect to any Subsequent Closing and (ii) nine (9) months from the date any Registration Statement (as defined in the Registration Rights Agreement) is declared effective. In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("Future Offerings") until six (6) months following the date any Registration Statement is declared effective and during the period beginning on the Closing Date with respect to any Subsequent Closing, and ending six months after such Closing Date, unless it shall have first delivered to the Buyer, at least fifteen (15) days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing the Buyer an option during the five (5) day period following delivery of such notice to purchase its pro rata share (based on the ratio that the number of Preferred Shares purchased by it hereunder bears to the aggregate number of Preferred Shares purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). In the event the terms and conditions of a proposed Future Offering are amended in any material respect after delivery of the notice to the Buyer concerning the proposed Future Offering, the Company shall deliver a new notice to the Buyer describing the amended terms and conditions of the proposed Future Offering and the Buyer thereafter shall have an option during the ten (10) day period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act), or
(ii) issuances of securities as consideration for a merger, acquisition, consolidation or sale of assets, or in connection with any strategic investments, joint venture or similar commercial relationship. The Capital Raising Limitations shall not apply to (i) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (ii) to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan or agreement or (iii) the issuance of securities as consideration for services rendered by a third party provided that such issuance is approved by a majority of the Company's disinterested directors.

                           f. Expenses. The Company shall reimburse Rose Glen
Capital Management, L.P. ("Rose Glen") for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses. The Company's obligation to reimburse Rose Glen's expenses under this Section 4(f) shall be limited to Twenty Five Thousand Dollars ($25,000), of which Five Thousand Dollars ($5,000) was advanced previously.

                           g. Financial Information. If requested by the Buyer,
the Company agrees to forward promptly the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within ten
(10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K;
(ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

                           h. Reservation of Shares. The Company shall at all
times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Preferred Shares and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Preferred Shares or Exercise Price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares and exercise of the Warrants without the consent of the Buyer. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares or Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares and Warrant Shares issued and issuable upon conversion of the Preferred Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares or Exercise price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of such an increase in the authorized number of shares.

                           i. Listing. The Company shall promptly secure the
listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Preferred Shares or exercise of the Warrants. The Company will obtain and use its best efforts to maintain the listing and trading of its Common

Stock on Nasdaq, the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                           j. Corporate Existence. So long as the Buyer
beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger, acquisition or consolidation or sale of all or substantially all of the Company's assets, where (i) the surviving or successor entity in such transaction (A) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (B) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX (a "Publicly Traded Corporation") or (ii) if the survivor or successor entity in such transaction is not a Publicly Traded Corporation, such event shall be treated as a Liquidation Event (as defined in the Preferred Stock Statement) and, as a condition to the consummation of such transaction, the Company redeems the Preferred Shares held by the Buyer in accordance with the provisions of the Preferred Stock Statement.

                           k. No Integration. The Company will not conduct any
future offering that will be integrated with the issuance of the Securities solely for purposes of Rule 4460(i) of the Nasdaq Stock Market.

                           l. Solvency. The Company (both before and after
giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end.

                           m. Trading Guidelines. The Buyer will conduct all
transactions in the Common Stock in compliance with applicable securities laws and will not execute a trade at or below the then low trading price of the Common Stock on any given trading day.

                  5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreements set forth in Sections 2(f), 2(g) and 4(m) hereof to comply with Rule 144 and all applicable prospectus delivery requirements, if any, upon resale of the Securities and the trading restrictions applicable to the Buyer. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to the Buyer at the First Closing and each of the Subsequent Closings, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a. With respect to the First Closing and each
Subsequent Closing:

                               (i) The applicable Buyer shall have executed this
Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                               (ii) The applicable Buyer shall have delivered
the Purchase Price in accordance with Section 1(b) above.

                               (iii) The Preferred Stock Statement shall have
been accepted for filing with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania.

                               (iv) The representations and warranties of the
applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

                               (v) No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           b. With respect to each Subsequent Closing:

                               (i) At least ninety (90) days and not more than
three hundred sixty (360) days shall have elapsed since the Closing Date with respect to the First Closing.

                               (ii) The closing bid price of the Common Stock
shall be at least $5.60 for ten (10) consecutive trading days through the Closing Date with respect to the applicable Subsequent Closing.

                               (iii) Since the Closing Date with respect to the
First Closing, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries.

                               (iv) The Company shall elect to proceed with such
Subsequent Closing by providing written notice to the Buyer to such effect, which notice shall set forth the number of Preferred Shares to be issued on the proposed Closing Date with respect to such Subsequent Closing.

                  7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Preferred Shares and Warrants at the First Closing and each of the Subsequent Closings, as applicable, is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

                           a. With respect to the First Closing and each
Subsequent Closing:

                               (i) The Company shall have executed this
Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

                                    (ii) The Company shall have delivered to
the Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares and Warrants in accordance with
Section 1(b) above.

                                    (iii) The Preferred Stock Statement shall
have been accepted for filing with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania, and a copy thereof certified by such Secretary of the Commonwealth shall have been delivered to the Buyer.

                                    (iv) The Irrevocable Transfer Agent
Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                                    (v) The representations and warranties of
the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates of the Company, executed on behalf of the Company by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to similar certificates with respect to the Company's Articles of Incorporation, Bylaws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                                    (vi) No litigation, statute, rule,
regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                    (vii) The Company shall have filed with
Nasdaq to have the Conversion Shares and the Warrant Shares included for quotation on Nasdaq and trading in the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq.

                                    (viii) The Buyer shall have received an
opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit "E" attached hereto.

                                    (ix) The Buyer shall have received an
officer's certificate described in Section 3(c) above, dated as of the Closing Date.

                           b. With respect to each Subsequent Closing:

                                    (i) At least ninety (90) days and not more
than three hundred sixty (360) days shall have elapsed since the Closing Date with respect to the First Closing.

                                    (ii) The closing bid price of the Common
Stock shall be at least $5.60 for ten (10) consecutive trading days through the Closing Date with respect to the applicable Subsequent Closing.

                                    (iii) Since the Closing Date with respect
to the First Closing, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries.

                                    (iv) The notice described in Section
6(b)(iv) above shall have been delivered and not more than 2,000 Preferred Shares in not more than two Subsequent Closings shall be issued.

                                    (v) The Company shall have prepared, and
shall have obtained all necessary consents to file, a Registration Statement covering the resale of the shares of Common Stock underlying the Preferred Shares and Warrants to be issued in such Subsequent Closing, and a copy of such Registration Statement shall have been provided to the Buyer for its review.

                  8.       GOVERNING LAW; MISCELLANEOUS.

                           a. Governing Law. This Agreement shall be governed by
and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without regard to the principles of conflict of laws. The parties hereto hereby submit to the jurisdiction of the United States Federal Courts located in the Eastern District of Pennsylvania with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                           b. Counterparts; Signatures by Facsimile. This
Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c. Headings. The headings of this Agreement are for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           d. Severability. If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                           e. Entire Agreement; Amendments. This Agreement and
the exhibits and schedules and other documents referenced herein or to be executed in connection herewith contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f. Notices. Any notices required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                               Infonautics, Inc.
                               900 West Valley Road, Suite 1000
                               Wayne, Pennsylvania 19087
                               Attention: President and Chief Executive Officer
                               Facsimile: 610-293-3910

                           With copy to:

                               Morgan Lewis & Bockius LLP
                               2000 One Logan Square
                               Philadelphia, PA  19103
                               Attention: David R. King, Esq.
                               Facsimile: 215-963-5299

                  If to the Buyer: To the address set forth immediately below the Buyer's name on the signature pages hereto.

                  Each party shall provide notice to the other party of any change in address.

                           g. Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

                           h. Third Party Beneficiaries. This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i. Survival. The representations and warranties of
the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.

                           j. Publicity. The Company and the Buyer shall have
the right to review a reasonable period of time before issuance of any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                           k. Further Assurances. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l. No Strict Construction. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.










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



                  IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.


INFONAUTICS, INC.


By: /s/ David Van Riper Morris
   -------------------------------------
   David Van Riper Morris
   President and Chief Executive Officer


RGC INTERNATIONAL INVESTORS, LDC
By: Rose Glen Capital Management, L.P., Investment Manager
    By: RGC General Partner Corp., as General Partner

By: /s/ Wayne D. Bloch
    ------------------------------------
         Wayne D. Bloch
         Managing Director

RESIDENCE:   Cayman Islands

ADDRESS:

         c/o Rose Glen Capital Management, L.P.
         3 Bala Plaza East, Suite 200
         251 St. Asaphs Road
         Bala Cynwyd, PA  19004
         Facsimile:  (610) 617-0570
         Telephone:  (610) 617-5900


AGGREGATE SUBSCRIPTION AMOUNT:

         Number of Preferred Shares:                         3,000

         Number of Warrants:                               200,000

         Aggregate Purchase Price:                      $3,000,000




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